UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02; 333-260957	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 333-260957-02 000-23108;	Commission File Number: 333-205455; 333-228025; 333-260957-01

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 800 Prides Crossing Suite 100 Newark, Delaware 19713	Discover Funding LLC 800 Prides Crossing Suite 100 Newark, Delaware 19713
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

DISCOVER BANK

(Exact name of the sponsor as specified in its charter)

Delaware	800 Prides Crossing Suite 100 Newark, Delaware	19713	51-0020270
(State or jurisdiction of incorporation or organization of the sponsor)	(Address of Principal Executive Office)	(Zip Code)	(IRS Employer Identification No. of the sponsor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreements

On June 21, 2023, Discover Card Execution Note Trust, Discover Bank and Discover Funding LLC entered into an Underwriting Agreement by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, BofA Securities, Inc., Barclays Capital Inc., and Wells Fargo Securities, LLC (the “Class A(2023-2) Underwriting Agreement”), with respect to notes to be issued by Discover Card Execution Note Trust in one or more series, classes and tranches (the “Class A(2023-2) Notes”) pursuant to the Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019, as further amended by Amendment No. 2 to Master Indenture, dated as of May 31, 2023, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019 (as so supplemented and as otherwise modified or amended from time to time, the “Indenture”), and a Terms Document having the date stated in the applicable Terms Agreement, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee. A copy of the Class A(2023-2) Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 21, 2023, Discover Card Execution Note Trust, Discover Bank and Discover Funding LLC entered into a Terms Agreement with BofA Securities, Inc., Barclays Capital Inc., and Wells Fargo Securities, LLC, with respect to the issuance of $1,000,000,000 principal amount of Class A(2023-2) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class A(2023-2) Terms Agreement”). A copy of the Class A(2023-2) Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On or about June 28, 2023, Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee, intend to enter into the Class A(2023-2) Terms Document. An unexecuted copy of the Class A(2023-2) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On or about June 28, 2023, Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank intend to enter into a Risk Retention Agreement with respect to the Class A(2023-2) Notes (the “Class A(2023-2) Risk Retention Agreement”). An unexecuted copy of the Class A(2023-2) Risk Retention Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the issuance of the Class A(2023-2) Notes, the chief executive officer of Discover Funding LLC has delivered a Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated as of June 21, 2023 (the “Class A(2023-2) Certification”). A copy of the Class A(2023-2) Certification is filed as Exhibit 36.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

In connection with the issuance of the Class A(2023-2) Notes, Mayer Brown LLP, counsel to Discover Bank and Discover Card Execution Note Trust, has delivered (i) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated June 23, 2023, regarding the legality of the Class A(2023-2) Notes upon issuance and sale thereof on or about June 28, 2023; and (ii) an opinion to Discover Funding LLC (as beneficiary of Discover Card Execution Note Trust), dated June 23, 2023, as to certain federal tax matters concerning the Class A(2023-2) Notes. A copy of the opinion as to legality is filed as Exhibit 5.1 to this Current Report on Form 8-K, and a copy of the opinion as to certain federal tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01	Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated June 21, 2023, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, BofA Securities, Inc., Barclays Capital Inc., and Wells Fargo Securities, LLC, with respect to the Class A(2023-2) DiscoverSeries Notes

Exhibit 1.2	Terms Agreement, dated June 21, 2023, among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC, BofA Securities, Inc., Barclays Capital Inc., and Wells Fargo Securities, LLC, with respect to the Class A(2023-2) DiscoverSeries Notes, excluding Annexes

Exhibit 4.1	Form of Class A(2023-2) Terms Document, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee

Exhibit 4.2	Form of Risk Retention Agreement, among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the Class A(2023-2) DiscoverSeries Notes

Exhibit 5.1	Opinion of Mayer Brown LLP as to the legality of the Class A(2023-2) DiscoverSeries Notes

Exhibit 8.1	Opinion of Mayer Brown LLP as to certain federal tax matters concerning the Class A(2023-2) DiscoverSeries Notes

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated June 21, 2023, with respect to the Class A(2023-2) DiscoverSeries Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2023

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Numbers 333-205455, 333-228025 and 333-260957-01)

By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer